UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

CURASCIENTIFIC CORP.

(Exact name of registrant as specified in its charter)

———————

OKLAHOMA	000-56325
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

(12162 Riffle Road, Nevada City, CA) (95959)

909-435-1642

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report)

———————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 | Page

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with a series of transactions consummated by Curascientific Corp. (the “Company”), and with certain events and actions taken by the Company.

This Current Report on Form 8-K includes the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

When used in this Current Report on Form 8-K, the terms “we,” “us,” “our” and similar terminology reference to the Company.

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.01 hereof are hereby incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

 Domiciliary Merger: On November 8, 2022, the predecessor issuer, Curascientific Corp. of Florida (“CSFL”), completed a domiciliary merger into Curascientific Corp. of Oklahoma formed on December 11, 2023 (“CuraA”), with that Oklahoma company being the survivor.

Holding Company Reorganization: On December 22, 2023, Curascientific Corp. became the parent/successor issuer pursuant to Section 1081(g) of the Oklahoma Act titled "Agreement and Plan of Reorganization" ("Parent Subsidiary Formation") which was executed by Curascientific Corp. (formed on December 11, 2023) (“CuraA”), Curascientific Corp. and Cura Mergersub, Inc. Under the Agreement, CuraA merged into Cura Mergersub, Inc. and CuraA ceased to exist, wherein Cura Mergersub, Inc. became the survivor and successor under Section 1088 of the Oklahoma Act, having acquired all of CuraA's assets, rights financial statements, obligations, and liabilities as the constituent or resulting corporation.  Curascientific Corp. became the parent and the holding Company of Cura Mergersub, Inc. under the Parent Subsidiary Formation, which was in compliance with Section 1081(g) of the Oklahoma Act.

Upon consummation of the Parent Subsidiary Formation, each issued and outstanding equity of the former CuraA was transmuted into and represented the identical equity structure of Curascientific Corp.  (On a share-for-share basis), having the same designations, rights, powers and preferences, and qualifications, limitations, and restrictions.  Upon consummation of the Agreement, the Company was the issuer since the former CSFL equity structure was transmuted pursuant to Section 1081(g) into current issued and outstanding equities of the Company. The Parent Subsidiary Formation was exempt from the registration requirements of the Securities Act of 1933 ("Act") as there was no "offer" or "sale" as defined in Section 2(3) of the Act to invoke the requirements of Rule 145 also under the Act.  Under the terms of the Agreement the shareholders and equity holders of the former Transition had no appraisal rights or rights to a shareholder vote and consequently no investment decision was made by the shareholders.   Further, the transaction complied with the provisions of Rule 144(D)(3)(x) titled "Holding Company Formation".

Corporate Separation: On October 22, 2023, by resolution of the Board of Directors, the subsidiary Cura Mergersub Inc. was divested and no longer consolidated into the Company.

Share Exchange: Simultaneously on December 22, 2023, Curascientific Corp., the "Holding Company," executed the terms of a Share Exchange Agreement with Vista LM Holding LLC, a company incorporated under the laws of Florida, a company having ongoing operations.  Pursuant to the terms of the Share Exchange Agreement, each unitholder of Vista LM Holding LLC stock exchanged each share held in Vista LM Holding LLC for one (1) share of Curascientific Corp., (1 for 1), whereby Curascientific Corp. became the holder and owner of all the outstanding stock of Vista LM Holding LLC.

2 | Page

Return Domiciliary Merger: Following the above-described Parent Subsidiary Formation and acquisition, the Company authorized and completed a domiciliary merger into Curascientific Corp., a Florida Corporation formed on December 29, 2023, with that Florida company being the survivor (now the “Company”).

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts reflect our current expectations and projections about the Company’s future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to the Company and their management and their interpretation of what is believed to be significant factors affecting the businesses, including many assumptions regarding future events. Such forward-looking statements include statements regarding, among other things:

•our projected future profitability and other financial metrics;

•our anticipated ability to execute the business strategy

•our future financing plans;

•our plans for expansion of our operations;

•our anticipated needs for working capital;

•the anticipated trends in our industry; and

•competition existing today or that will likely arise in the future.

Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, generally include the words “will”, “may,”, “could”, “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “seek,” or “project” and similar expressions. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” and matters described in this Current Report on Form 8-K generally. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Current Report on Form 8-K will in fact occur. Potential investors should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. Potential investors should not make an investment decision based solely on the Company’s projections, estimates or expectations.

Business

Those statements in the following discussion that are not historical in nature should be considered to be forward looking statements that are inherently uncertain. Actual results and the timing of the events may differ materially from those contained in these forward looking statements due to a number of factors, including the disclosures set forth in this Item 2.01 to this Current Report on Form 8-K, under the headings “Cautionary Note on Forward Looking Statements” and “Risk Factors”, which disclosures are incorporated herein by reference. As a result of the Merger, the Company, assumed management of the business activities of Vista LM Holding LLC and the stockholders of the Company have the right to appoint all of the members of the board of directors of the Company. As used in this section, the terms “we”, “our”, “us” and the “Company” refer to the Company and Vista LM Holding LLC

Our Operating Company: Vista LM Holding LLC

Curascientific is a new-emerging company entering the green-space and alternative energy technology and services.  The company is positioning itself for success in environmental sustainability as it aligns with the growing global emphasis on sustainability and environmental consciousness.

Vista LM Holding LLC: The company has been providing services and technology in the green-space for landscaping development and management, including renewable energy solutions, energy-efficient technologies, waste management services, and water conservation resulting in carbon footprint reduction, energy savings, or waste reduction metrics.

3 | Page